UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2006

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	1-5128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa		50309-3023
(Address of principal executive offices)		(Zip Code)

(515) 284-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Meredith shareholders, at the Company's annual meeting on November 8, 2006, reelected three directors to terms expiring in 2009.  They are:  Herbert M. Baum, Chairman, President, and Chief Executive Officer (retired), The Dial Corporation; Frederick B. Henry, President, The Bohen Foundation; and William T. Kerr, Chairman, Meredith Corporation.  James R. Craigie, President and Chief Executive Officer, Church & Dwight, Inc., was elected to a term expiring in 2009.  He replaces Nickolas L. Reding, who is retiring from the board.  The Company's news release concerning same is attached as an exhibit.

Item 8.01	Other Events

On November 8, 2006, the Meredith Corporation Board of Directors declared a dividend of $0.16 per share, payable on December 15, 2006 to shareholders of record on November 30, 2006.  The Company's news release concerning same is attached as an exhibit.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

	99	News release issued by Meredith Corporation dated November 8, 2006, concerning the election of directors and dividend declared on November 8, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION Registrant

/s/ Suku V. Radia

Suku V. Radia Vice President - Chief Financial Officer (Principal Financial and Accounting Officer)

Date:	November 8, 2006

Index to Exhibits
Exhibit Number	Item

99	News release issued by Meredith Corporation dated November 8, 2006, concerning the election of directors and dividend declared on November 8, 2006.